SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Multisector Income Fund
DWS Multisector Income VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference

April 10, 2019
PROSTKR-23